UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)       May 19, 2015

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

220 RXR Plaza, Uniondale, New York 11556
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

1979 Marcus Avenue, Suite E140, Lake Success, New York 11042
(Former address of Principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
           (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Company’s annual meeting of stockholders held on May 19, 2015, as contemplated by the Company’s definitive proxy material for the meeting, certain matters were submitted to a vote of stockholders. The following tables summarize the results of voting with respect to each matter:

	Number of shares voted
	For	Against	Abstain	Non Votes
Election of Directors (four directors were elected to serve until the 2018 annual meeting of stockholders and until their successors are elected and qualified).

Steven J. D'lorio	24,584,398	539,151	2,585	2,287,153
Louis C. Grassi	16,329,676	8,766,396	30,062	2,287,153
Sam S. Han	18,625,764	6,462,286	38,084	2,287,153
John E. Roe, Sr.	17,953,088	7,155,970	17,076	2,287,153

Ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.	27,217,913	105,072	90,302	-

Advisory approval of Executive Compensation	23,057,328	1,819,888	248,918	2,287,153

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: May 19, 2015	By:	/s/ David Fry
David Fry
	Title:	Senior Executive Vice President
and Chief Financial Officer